UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV (as company under a Pooling and Servicing Agreement, dated as of July 1, 1998, providing for, inter alia, the issuance of PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 1998-1)

               PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
             (Exact name of registrant as specified in its charter)


       Delaware                    333-15685-01              06-1204982
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

1285 Avenue of the Americas
New York, New York                                             10019
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)713-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 1998 among PaineWebber Mortgage
Acceptance Corp. IV, as depositor, Provident Funding Accociates, L.P., as originator, Provident Funding Associates, L.P., as servicer, and The Chase Manhattan Bank, as trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV
PAINEWEBBER MORTGAGE ACCEPTANCE CORP. IV MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 20, 2002         By:    /s/  Diane E. Wallace
                                        ---------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October  25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



              PaineWebber Mortgage Acceptance Corp. IV Mortgage Pass-Through Certificates, Series 1998-1
                                Statement to Certificate Holders
                                      October 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       168,680,000.00            0.00           0.00          0.00             0.00       0.00       0.00                0.00
A2        16,360,500.00   15,466,493.72   4,670,217.77     83,776.84     4,753,994.61       0.00       0.00       10,796,275.95
A3         5,330,000.00    4,435,993.72   4,435,993.72     25,876.63     4,461,870.35       0.00       0.00                0.00
A4        11,030,500.00   11,030,500.00     234,224.05     64,344.58       298,568.63       0.00       0.00       10,796,275.95
A5         9,750,000.00    9,750,000.00           0.00     21,236.72        21,236.72       0.00       0.00        9,750,000.00
A6         3,250,000.00    3,250,000.00           0.00     51,888.28        51,888.28       0.00       0.00        3,250,000.00
A7        19,852,941.00   19,852,941.00           0.00     42,414.98        42,414.98       0.00       0.00       19,852,941.00
A8         5,147,059.00    5,147,059.00           0.00     98,209.99        98,209.99       0.00       0.00        5,147,059.00
PO           213,572.38      146,046.82       7,889.12          0.00         7,889.12       0.00       0.00          138,157.70
AR               100.00            0.00           0.00          0.00             0.00       0.00       0.00                0.00
M          4,629,500.00    4,412,449.04       5,342.44     24,820.03        30,162.47       0.00       0.00        4,407,106.60
B1         2,377,000.00    2,265,555.95       2,743.05     12,743.75        15,486.80       0.00       0.00        2,262,812.90
B2         1,376,000.00    1,311,487.14       1,587.90      7,377.12         8,965.02       0.00       0.00        1,309,899.24
B3           751,000.00      715,789.87         866.65      4,026.32         4,892.97       0.00       0.00          714,923.22
B4           751,000.00      715,789.87         866.65      4,026.32         4,892.97       0.00       0.00          714,923.22
B5           751,363.93      716,137.21         867.07      4,028.27         4,895.34       0.00       0.00          715,270.14
TOTALS   250,250,536.31   79,216,243.34   9,360,598.42    444,769.83     9,805,368.25       0.00       0.00       69,855,644.92

AX       229,442,969.52   64,536,492.84           0.00     18,337.12        18,337.12       0.00       0.00       56,405,589.60
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     69573CAT2        0.00000000     0.00000000     0.00000000       0.00000000            0.00000000       A1        6.750000 %
A2     69573CAU9      945.35580942   285.45690963     5.12067724     290.57758687          659.89889979       A2        6.500000 %
A3     69573CAV7      832.26899062   832.26899062     4.85490244     837.12389306            0.00000000       A3        7.000000 %
A4     69573CAW5    1,000.00000000    21.23421876     5.83333303      27.06755179          978.76578124       A4        7.000000 %
A5     69573CAX3    1,000.00000000     0.00000000     2.17812513       2.17812513        1,000.00000000       A5        2.613750 %
A6     69573CAY1    1,000.00000000     0.00000000    15.96562462      15.96562462        1,000.00000000       A6       19.158750 %
A7     69573CAZ8    1,000.00000000     0.00000000     2.13645827       2.13645827        1,000.00000000       A7        2.563750 %
A8     69573CBA2    1,000.00000000     0.00000000    19.08079740      19.08079740        1,000.00000000       A8       22.896957 %
PO     69573CBC8      683.82821786    36.93885885     0.00000000      36.93885885          646.88935901       PO        0.000000 %
AR                      0.00000000     0.00000000     0.00000000       0.00000000            0.00000000       AR        6.750000 %
M      69573CBE4      953.11567988     1.15399935     5.36127660       6.51527595          951.96168053       M         6.750000 %
B1     69573CBF1      953.11567101     1.15399663     5.36127472       6.51527135          951.96167438       B1        6.750000 %
B2     69573CBG9      953.11565407     1.15399709     5.36127907       6.51527616          951.96165698       B2        6.750000 %
B3     69573CBH7      953.11567244     1.15399467     5.36127830       6.51527297          951.96167776       B3        6.750000 %
B4     69573CBJ3      953.11567244     1.15399467     5.36127830       6.51527297          951.96167776       B4        6.750000 %
B5     69573CBK0      953.11630144     1.15399471     5.36127679       6.51527150          951.96230673       B5        6.750000 %
TOTALS                316.54774654    37.40490853     1.77729821      39.18220674          279.14283801

AX     69573CBB0      281.27465825     0.00000000     0.07992017       0.07992017          245.83707977       AX        0.340963 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Gouri S Mukherjee
                JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10036
                      Email: gouri.s.mukherjee@jpmchase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                       Total Funds                                                                                    9,824,530.55

Sec. 4.04 (a)(i)       Aggregate Principal Prepayment Amount                                                          9,264,672.73
                       Aggregate Liquidation Proceeds Amount                                                                  0.00

Sec. 4.06(ii)          Unpaid Interest Shortfalls for A1                                                                      0.00
                       A2                                                                                                     0.00
                       A3                                                                                                     0.00
                       A4                                                                                                     0.00
                       A5                                                                                                     0.00
                       A6                                                                                                     0.00
                       A7                                                                                                     0.00
                       A8                                                                                                     0.00
                       AR                                                                                                     0.00
                       AX                                                                                                     0.00
                       M                                                                                                      0.00
                       B1                                                                                                     0.00
                       B2                                                                                                     0.00
                       B3                                                                                                     0.00
                       B4                                                                                                     0.00
                       B5                                                                                                     0.00
#printspace
                       Shortfalls Paid for A1                                                                                 0.00
                       A2                                                                                                     0.00
                       A3                                                                                                     0.00
                       A4                                                                                                     0.00
                       A5                                                                                                     0.00
                       A6                                                                                                     0.00
                       A7                                                                                                     0.00
                       A8                                                                                                     0.00
                       AR                                                                                                     0.00
                       AX                                                                                                     0.00
                       M                                                                                                      0.00
                       B1                                                                                                     0.00
                       B2                                                                                                     0.00
                       B3                                                                                                     0.00
                       B4                                                                                                     0.00
                       B5                                                                                                     0.00

Sec. 4.06(v)           Beginning Pool Stated Principal Balance                                                       79,216,242.91
                       Ending Pool Stated Principal Balance                                                          69,855,644.49

Sec. 4.06(vi)          Senior Percentage for the following distribution date                                              85.447 %
                       Subordinate Percentage for the following distribution date                                         14.523 %

Sec. 4.06(vii)         Master Servicing Fees                                                                             16,503.38
                       Trustee Fees                                                                                         825.17

Sec. 4.06(ix)          Current Advance                                                                                   26,304.69
                       Aggregate Advances Outstanding                                                                    26,304.69

Sec. 4.06(x)           Number and Aggregate Principal Balance of Delinquent Mortgage Loans

                             Group 1
                             PERIOD            NUMBER          PRINCIPAL        PERCENTAGE
                                                                BALANCE
                             ---------------------------------------------------------------
                              0-30 days          9           2,876,126.59       4.12 %
                              31-60 days         1              95,808.80       0.14 %
                              61-90 days         1             375,581.17       0.54 %
                              91+days            0                   0.00       0.00 %
                              Total             11           3,347,516.56       4.80 %
                             ---------------------------------------------------------------

                        Loans in Foreclosure

                             Group 1
                              NUMBER              PRINCIPAL BALANCE             PERCENTAGE
                             ---------------------------------------------------------------
                                1                278,035.02                     0.40 %
                             ---------------------------------------------------------------


                       Total Number and Principal Balances of the REO Properties

                             Group Totals

                              NUMBER              PRINCIPAL BALANCE             PERCENTAGE
                             ---------------------------------------------------------------
                                0                       0.00                    0.00 %
                             ---------------------------------------------------------------

Sec. 4.06(xiii)        Senior Prepayment Percentage                                                                       100.00 %

Sec. 4.06(xiv)         Current Amount of Realized Losses                                                              2,535,946.00
                       Fraud Loss Coverage Amount                                                                       905,483.08
                       Bankruptcy Loss Coverage Amount                                                                  100,000.00

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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